SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
                    Filed by the Registrant  / X /

           Filed by a party other than the Registrant      /    /

CHECK THE APPROPRIATE BOX:

/    /    Preliminary Proxy Statement

/    /    Confidential, for Use of the Commission Only (as
permitted by Rule 14a-6(e) (2))

/ X /     Definitive Proxy Statement

/    /    Definitive Additional Materials

/    /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                       PUTNAM FUNDS TRUST
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/ X /     No fee required

/    /    Fee computed on table below per Exchange Act Rule 14a 6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

/    /    Fee paid previously with preliminary materials.

/    /  Check box if any part of the fee is offset as provided  by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS OF
PUTNAM U.S. CORE FUND

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 5.

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT
AND FILL OUT YOUR PROXY CARD AND MAIL IT TO US.  WHEN
SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE
HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN
COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                   (PUTNAM LOGO APPEARS HERE)
                    BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman                                     3

Notice of Shareholder Meeting                                   4

Trustees' Recommendations                                       5

PROXY CARD ENCLOSED

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card and returning it to us. Instructions are listed at the top of your proxy card. We are asking for your vote on the following matters: (1) amending the fund's fundamental investment restriction with respect to diversification; and (2) amending the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,


                              /s/ George Putnam
                              George Putnam, Chairman

PUTNAM U.S. CORE FUND
NOTICE OF A MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam U.S. Core Fund:

A Meeting of Shareholders of the fund will be held on December 2, 1999 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO DIVERSIFICATION.  SEE PAGE 5.

2.   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE
     ISSUER.  SEE PAGE 7.

3.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

By the Trustees

George Putnam, Chairman
John A. Hill, Vice Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   John H. Mullin, III
Hans H. Estin                       Robert E. Patterson
Ronald J. Jackson                   George Putnam, III
Paul L. Joskow                      A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

November 10, 1999
PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION; SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM U.S. CORE FUND for use at the Meeting of Shareholders of the fund to be held December 2, 1999, and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO DIVERSIFICATION; AND

2.   FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A
     SINGLE ISSUER.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on November 1, 1999 are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about November 12, 1999.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

1.   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO DIVERSIFICATION

The Trustees recommend that the fund's fundamental investment restriction with respect to the diversification of its investments be revised to change the fund's subclassification from a diversified fund to a non-diversified fund as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The fund is currently a diversified fund, but is managed in a more concentrated fashion than the other diversified Putnam funds. Making the fund non-diversified would enable the fund to become more concentrated, consistent with its current investment strategy. Specifically, Putnam Investment Management, Inc., your fund's investment adviser ("Putnam Management"), believes that increasing the number of portfolio holdings in which more than 5% of the fund's assets may be invested could help the fund achieve its goal of long-term growth. As a diversified fund, U.S. Core Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). If the proposed amendment to this restriction is approved, the fund would be permitted to invest, with respect to 50% of its total assets, up to 5% of its total assets in the securities of any one issuer, and up to 25% of its total assets in the securities of each of any two issuers. As a result, each of the fund's investments would represent a more significant portion of the fund's portfolio and would have a greater impact on the fund's performance. During times when the fund invests a higher percentage of its assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

If the proposed amendment is approved, to continue to qualify as a regulated investment company for tax purposes, the fund would still be subject to the diversification standards required by the rules under the Internal Revenue Code of 1986, as amended (the "Code"). Those rules require that the fund diversify its holdings so that, with respect to 50% of the fund's total assets, at the end of each fiscal quarter the fund does not have more than 5% of its total assets invested in the securities of any one issuer. The remaining 50% of the fund's assets is not subject to the 5% limitation, but with respect to that 50% of the fund's assets, the fund may not invest more than 25% of its total assets in the securities of any one issuer. These diversification standards do not apply to U.S. government securities, cash items, and the securities of other "regulated investment companies" (as defined in the Code).

The fund's current restriction states that the fund may not and will not:

     "With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund
     (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions."

The proposed amended restriction states that the fund may not and will not:

     "With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund
     (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions."

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

2.   AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE
     ISSUER

The Trustees recommend that the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised, consistent with the goal of making the fund non-diversified. As a diversified fund, the fund may not, with respect to 75% of its total assets, invest in more than 10% of the outstanding voting securities of a single issuer. It is proposed that this restriction be amended so that the 10% limitation would apply only to 50% of the fund's total assets. During times when the fund invests in a higher percentage of the outstanding voting securities of a single issuer, the value of the fund's shares may fluctuate more widely than if the fund were diversified. The amendment is proposed to make this investment restriction consistent with the fundamental investment restrictions that apply to the other non-diversified Putnam funds and ensure uniformity among the funds' disclosure documents. Putnam Management does not currently intend to take advantage of the increased flexibility to invest in more than 10% of an issuer's outstanding voting securities.

As with Proposal 1, if Proposal 2 is approved and the fund becomes non-diversified as defined in the 1940 Act, the fund would still be subject to the diversification standards required for tax purposes under the Code. Those rules require that the fund diversify its holdings so that, with respect to 50% of the fund's total assets, at the end of each fiscal quarter the fund does not invest in more than 10% of the outstanding voting securities of a single issuer. The remaining 50% of the fund's assets is not subject to this limitation, and the requirement does not apply to U.S. government securities, cash items, or the securities of other "regulated investment companies" (as defined in the Code).

The fund's current restriction states that the fund may not and will not:

     "With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer."

The proposed amended restriction states that the fund may not and will not:

      "With respect to 50% of its total assets, acquire more than 10% of the voting securities of any issuer."

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to each proposal at the meeting. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to each of the proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have voting instructions recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.
Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Assistant Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Your fund does not hold regular shareholder annual meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. Also, SEC rules permit management to exercise discretionary authority to vote on shareholder proposals not included in the fund's proxy statement if the proponent has not notified the fund of the proposal a reasonable time before the fund mails its proxy statement. All shareholder proposals must also comply with other requirements of the SEC's rules and the fund's declaration of trust.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FUND INFORMATION

ORGANIZATION AND MANAGEMENT OF THE TRUST. The fund is a series of Putnam Funds Trust, an open-end management investment company organized as a Massachusetts business trust on January 22, 1996. The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of the shareholders of the funds. The Trustees meet each month (except August) to oversee the activities of the Trust and the funds. A majority of the Trustees are not otherwise affiliated with the Trust or with Putnam Management.

PUTNAM INVESTMENTS. Putnam Investment Management, Inc., the fund's investment adviser, and its affiliates, Putnam Mutual Funds, the fund's principal underwriter, and Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian (collectively, the "Putnam companies"), are owned by Putnam Investments, Inc., a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. The address of Putnam Investments, Inc. and each of the Putnam companies is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

FUND SHARES OUTSTANDING AND AUTHORIZED TO VOTE AS OF OCTOBER 31, 1999:
304,425.986

SHARE OWNERSHIP BY TRUSTEES AND OFFICERS AS OF NOVEMBER 1, 1999:
No trustee or officer of the fund owned beneficially more than 1% of the outstanding shares of the fund except for John A. Hill, Vice Chairman of the Board of Trustees, who beneficially owned 4,770.992 shares, or 1.57% of the outstanding shares.

PERSONS BENEFICIALLY OWNING MORE THAN 5% OF THE FUND'S SHARES AS OF NOVEMBER 1, 1999: Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109 holds
252, 879.45 shares of the fund, representing 83% of the fund's shares, and has sole voting and investment power with respect to such shares.

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581


                       THIS IS YOUR PROXY CARD
      Please vote this proxy card, sign it below, and return it
     PROMPTLY IN THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

Proxy for a meeting of shareholders to be held on December 2, 1999 for PUTNAM U. S. CORE FUND.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately,
Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam U. S. Core Fund on December 2, 1999, at
2:00 p.m., Boston time, and at any adjournments thereof, all of the shares that the undersigned shareholder would be entitled to vote if personally present.
           PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS CARD.  IF YOU
ARE A JOINT OWNER, EACH OWNER SHOULD SIGN.  WHEN SIGNING AS
EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE, OR
GUARDIAN, OR AS CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
TITLE AS SUCH.  IF YOU ARE SIGNING FOR A CORPORATION,
PLEASE SIGN THE FULL CORPORATE NAME AND INDICATE THE SIGNER'S
OFFICE.  IF YOU ARE A PARTNER, SIGN THE PARTNERSHIP NAME.
                              _______________________________  _____________
                              Shareholder sign here                 Date

                              _______________________________  _____________
                              Co-owner sign here                    Date

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS LISTED BELOW:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

                                  FOR      AGAINST   ABSTAIN

1.   PROPOSAL TO APPROVE AN
     AMENDMENT TO THE FUND'S
     fundamental investment
     restriction with respect
     to diversification.

2.   PROPOSAL TO APPROVE AN
     AMENDMENT TO THE FUND'S
     fundamental investment
     restriction with respect
     to investments in the voting
     securities of a single issuer.

  Note: If you have questions on any of the proposals, please call 1-800-225-1581.

D323028485252BBDE                              82.747

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!

[Shareholder Name and
Address appears here]

HAS YOUR ADDRESS CHANGED?
Please  use  this form to notify us of any change in  address  or
telephone  number.   Detach this form from  the  proxy  card  and
return it with your signed proxy in the enclosed envelope.

NAME______________________________________________________

Street____________________________________________________

City_____________________________ State_______ Zip________

TELEPHONE_______________________________

DO YOU HAVE ANY COMMENTS?
__________________________________________________________
__________________________________________________________